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                               CB BANCSHARES, INC.

                         BOARD OF DIRECTORS RESOLUTIONS

                              Amendments to Bylaws


                  Whereas, the Board of Directors has determined that it is in the best interests of the Corporation to amend the Bylaws of the Corporation as set forth below.

                  Resolved, that Article II, Section 1 is hereby deleted and replaced in its entirety as follows:

                  SECTION 1. Annual Meeting. The annual meeting of stockholders shall be held on such day following the close of each calendar year as the Board of Directors shall designate. At the annual meeting stockholders shall elect directors and may transact any general business which may be brought before the meeting."

                  Resolved, that Article II, Section 3 is hereby deleted and replaced in its entirety as follows:

                  SECTION 3. Notice of Meeting. A written notice of every meeting of stockholders, stating whether it is an annual or a special meeting, the authority for the call of the meeting, the place, day and hour thereof and the purpose therefor shall be given by the secretary, the chairman of the Board of Directors or the president, or the Board of Directors, not less than ten (10) days nor more than sixty (60) days before the day set for such meeting. Such notice shall be given to each stockholder in any of the following ways: (a) by leaving the same with him personally, or (b) by leaving the same at his residence or usual place of business, or (c) by mailing it, postage prepaid, addressed to him at his address as it appears on the transfer books, or (d) by publishing such notice in any newspaper or newspapers of general circulation in the county in which the principal office is located, such notice to be published not less than three (3) times, the first publication thereof to be not less than ten (10) days nor more than sixty (60) days prior to the day assigned for the meeting. If notice is given pursuant to the provisions of this section, the failure of any stockholder to receive actual notice of meeting shall in no way invalidate the meeting or any proceedings thereat."


                  Resolved, that the reference to "Section 415-33" of the Hawaii Business Corporation Act found in the first sentence of the second paragraph of
Article II, Section 6 is hereby deleted and replaced with a reference to "Section 414-149."

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                  Resolved, that Article III, Section 5 is hereby deleted and replaced in its entirety as follows:

                  SECTION 5. Notice of Meetings. Except as provided in Section 3 of Article III, notice of the time and place of special meetings shall be delivered personally or shall be sent by registered or certified mail (addressed to each director by the secretary or by the person or persons calling the meeting at that director's most current address in the records of the Corporation) or by telephonic, facsimile or other electronic transmission to each director. A mailed notice must be deposited in the United States mail at least three (3) days before the time set for the meetings. A notice given by telephonic, facsimile or other electronic transmission to the director, shall be delivered at least twenty-four (24) hours before the time set for the meeting. The notice need not specify the purpose of the meeting, and it need not specify its location if the meeting is to be held at the principal executive office of the Corporation. The failure of any director to receive actual notice of a meeting shall in no way invalidate the meeting or any proceedings thereat, if notice shall have been given as required. The presence of any director at any meeting shall be the equivalent of a waiver of the requirement of giving notice.

                  Resolved, that Article III, Section 6 is hereby deleted and replaced in its entirety as follows:

                  SECTION 6. Notice Unnecessary. If at any meeting of the Board of Directors, however called or wherever held, all directors shall be present or shall waive notice of such meeting by a writing filed with the Board of Directors, or after any such meeting shall express consent to the holding of the meeting and all actions taken thereat by a writing on or filed with the minutes of the meeting, then all actions taken at such meeting shall be legal and validly taken.



                  Resolved, that Article III, Section 7 is hereby deleted and replaced in its entirety as follows:

                  SECTION 7. Quorum

                  A majority of the entire Board of Directors shall constitute a quorum to transact business, except that the remaining members of the Board of Directors (although less than a quorum) may elect substitute directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors unless the articles of incorporation or bylaws require the vote of a greater number of directors. A vacancy in the membership of the Board shall not affect the validity of any action of the Board, provided there is present at the



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                  meeting a majority of the entire Board of Directors. As used in these Bylaws, the phrase "entire Board of Directors" shall mean the total number of directors which the Corporation would have if there were no vacancies.

                  Resolved, that Article III, Section 8 is hereby deleted and replaced in its entirety as follows:

                  SECTION 8. Vacancies. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, although less than a quorum, or by the remaining directors.

                  Resolved, that the paragraph below be inserted into a new
Section 14 of Article III:

                  SECTION 14. Action Without a Meeting. Actions required or permitted to be taken at a Board of Directors' meeting may be taken without a meeting if the action is taken by all members of the board. The action shall be evidenced by one or more consents describing the action taken, given either in writing and signed before or after the intended effective date of the action by each director, or by electronic transmission, and included in the minutes or filed with the corporate records reflecting the action taken.

                  Resolved, that the paragraph below be inserted into a new
Section 15 of Article III:

                  SECTION 15. Participation in Meetings. The Board of Directors and any committee thereof may permit any or all of the directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present at the meeting.

                  Resolved, that Article IV, Section 1 is hereby deleted and replaced in its entirety as follows:

                  SECTION 1. Members. There shall be an Executive Committee consisting of such directors and officers as the majority of the entire Board of Directors shall designate. The Board of Directors shall also designate a chairman and a vice chairman of the Executive Committee. Any member of the Executive Committee may be removed by a majority of the entire Board of Directors.

                  Resolved, that Article IV, Section 3 is hereby deleted and replaced in its entirety as follows:

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                  SECTION 3. Quorum. A majority of the total number of members the Executive Committee is entitled shall constitute a quorum to transact business. If a quorum is present when a vote is taken, the affirmative vote of a majority of Executive Committee members present is the act of Executive Committee unless the articles of incorporation or bylaws require the vote of a greater number of Executive Committee members. The Executive Committee shall appoint a secretary who need not be a member of the committee. Minutes of proceedings before the Executive Committee shall be kept in books provided for that purpose which shall always be open for inspection by any director, and the minutes of meetings of the Executive Committee held since the preceding regular meeting of the Board of Directors shall be reviewed at each regular meeting of the Board of Directors.

                  Resolved, that Article VI, Section 1 is hereby deleted and replaced in its entirety as follows:

                  SECTION 1. Appointment and Term. The officers shall be a president, one or more vice presidents, a treasurer and a secretary, and such other officers as in the judgment of the Board of Directors the business may from time to time require. Each of the officers shall be appointed at the annual meeting of the Board of Directors immediately following the annual meeting of stockholders and shall hold office until the next annual meeting and until a successor shall be duly elected and qualified. No officer need be a director or a stockholder. Two or more offices may be held by the same person.

                  Resolved, that Article XI, Section 1 is hereby deleted and replaced in its entirety as follows:

                  SECTION 1. Powers and Duties. The secretary shall (1) attend and keep the minutes of all meetings of stockholders and, when requested, shall attend and keep the minutes of the meetings of the Board of Directors and of any committee, in books provided for that purpose; (2) have charge and custody of the records for the issue and transfer of shares of capital stock;
                  (3) attend to the giving of all notices as provided in these Bylaws, the Articles of Incorporation, or law; (4) have custody of the seal and affix the same as required; (5) be responsible for authenticating corporate records; and (6) have such other powers and duties as may be incidental to the office of secretary or elsewhere given to him in these Bylaws, the Articles of Incorporation, or law and as may be assigned to him from time to time by the Board of Directors.



                  Resolved, that Article XIII, Section 1 is hereby deleted and replaced in its entirety as follows:

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                  SECTION 1. Removals. The Board of Directors may at any time remove from office or discharge from employment any officer, subordinate officer, agent or employee appointed by it or by any person under authority delegated to him.

                  Resolved, that Article XIV, Section 2 is hereby deleted and replaced in its entirety as follows:

                  SECTION 2. Stock Dividend. In the event the outstanding capital stock is increased by the issuance of stock dividend, the new shares of capital stock shall be issued to stockholders in proportion to the shares then held by them, respectively, provided that fractional shares and rights thereto may be sold by the treasurer upon such terms as the Board of Directors shall deem proper, and the proceeds shall be distributed pro rata among those entitled thereto, and provided further that the Board of Directors in its discretion may exempt from such sale any fractional shares the rights to which shall have been disposed of by the parties entitled thereto in such manner as to result in full shares if written notice of such disposition shall be given to the treasurer, prior to the time of sale.


                  Resolved, that Article XIV, Section 3 is hereby deleted and replaced in its entirety as follows:

                  SECTION 3. Shares Assignable. Shares of capital stock are assignable, and stockholders may sell, assign and transfer their shares in accordance with applicable law.

                  Resolved, that Article XIV, Section 4 is hereby deleted in its entirety.

                  Resolved, that Article XV, Section 2 is hereby deleted and replaced in its entirety as follows:


                  SECTION 2. Stock Records. The records of the issuance and transfer of stock shall plainly show the number of each certificate issued, the date of issuance, the number of shares represented, the person to whom issued and his mailing address, and whether issued fully paid or assessable.

                  Resolved, that Article XVII be deleted in its entirety and reserved.

                  Resolved, that Article XVIII be deleted and replaced in its entirety as follows:


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                                  Article XVIII

                    Indemnification of Officers and Directors

                  SECTION 1. Definitions. As used in this Article:

                             "Director" or "officer" means an individual who is
                  or was a director or officer, respectively, of the Corporation or who, while a director or officer of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign Corporation, partnership, joint venture, trust, employee benefit plan, or other entity. A director or officer is considered to be serving an employee benefit plan at the Corporation's request if the duties of the director or officer to the Corporation also impose duties on, or otherwise involve services by, the director or officer to the plan or to participants in or beneficiaries of the plan. "Director" or "officer" includes, unless the context requires otherwise, the estate or personal representative of a director or officer.

                            "Disinterested director" means a director who, at
                  the time of a vote referred to in Section 4(c) of this Article or a vote or selection referred to in Section 5(b) or (c) of this Article, is not:


                  (1) An individual having a familial, financial, professional, or employment relationship with the director whose indemnification or advance for expenses is the subject of the decision being made, which relationship would, in the circumstances, reasonably be expected to exert an influence on the director's judgment when voting on the decision being made; or

                  (2) A party to the proceeding.

                  "Expenses" includes counsel fees.

                  "Liability" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expenses incurred with respect to a proceeding.

                  "Official capacity" means:

                  (1) when used with respect to a director, the office of director in the Corporation; and



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                  (2) when used with respect to an officer, as contemplated in
                  Section 6 of this Article, the office in the Corporation held by the officer.

                  "Official capacity" does not include service for any other domestic or foreign corporation or any partnership, joint venture, trust, employee benefit plan, or other entity.

                  "Party" means an individual who was, is, or is threatened to be made, a defendant or respondent in a proceeding.

                  "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.

                  SECTION 2. Indemnification.

                  (a) Except as otherwise provided in this Article, the Corporation shall indemnify an individual who is a party to a proceeding because the individual is a director against liability incurred in the proceeding if:

                  (1) (A) The individual conducted the individual's self in good faith; and

                  (B) The individual reasonably believed:

                  (i) In the case of conduct of official capacity, that the individual's conduct was in the best interests of the Corporation; and

                  (ii) In all other cases, that the individual's conduct was at least not opposed to the best interests of the Corporation; and

                  (C) In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful; or

                  (2) The individual engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Articles of Incorporation of the Corporation.

                  (b) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement of subsection (a)(1)(B)(ii) of this section.

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                  (c) The termination of a proceeding by judgment, order,
                  settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the relevant standard of conduct described in this section.

                  (d) Unless ordered by a court pursuant to Section 414-245(a)(3) of the Hawaii Business Corporation Act, the Corporation may not indemnify a director:

                  (1) In connection with a proceeding by or in the right of the Corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined pursuant to
                  Section 5 that the director has met the relevant standard of conduct under subsection (a) of this Section; or

                  (2) In connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director received a financial benefit to which the director was not entitled, whether or not involving action in the director's official capacity.

                  SECTION 3. Mandatory Indemnification. The Corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because the director was a director of the Corporation against reasonable expenses incurred by the director in connection with the proceeding.

                  SECTION 4. Advance for Expenses.

                  (a) The Corporation, before final disposition of a proceeding, shall advance funds to pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding because the director is a director if the director delivers to the Corporation:

                  (1) A written affirmation of the director's good faith belief that the director has met the relevant standard of conduct described in Section 2 of this Article or that the proceeding involves conduct for which liability has been eliminated under any provision of the Articles of Incorporation of the Corporation; and

                  (2) The director's written undertaking to repay any funds advanced if the director is not entitled to mandatory indemnification under Section 3 of this Article and it is ultimately determined pursuant to Section 414-245 of the Hawaii Business Corporation Act or pursuant to Section 5 of this Article that the director has not met the relevant standard of conduct described in Section 2 of this Article.


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                  (b) The undertaking required by subsection (a)(2) of this
                  Section must be an unlimited general obligation of the director but need not be secured and may be accepted without reference to the financial ability of the director to make repayment.

                  (c) Authorizations under this Section shall be made:

                  (1) By the Board of Directors:

                  (A) If there are two or more disinterested directors, by a majority vote of all the disinterested directors (a majority of whom for this purpose, shall constitute a quorum) or by a majority of the members of a committee of two or more disinterested directors appointed by such a vote; or

                  (B) If there are fewer than two disinterested directors, by the vote necessary for action by the board in accordance with section 414-215(c) of the Hawaii Business Corporation Act, in which authorization directors who do not qualify as disinterested directors may participate; or

                  (2) By the shareholders, but shares owned by or voted under the control of a director who at the time does not qualify as a disinterested director may not be voted on the authorization.

                  SECTION 5. Determination and authorization of indemnification.

                  (a) The Corporation may not indemnify a director under Section 2 of this Article unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible because the director has met the relevant standard of conduct set forth in Section 2 of this Article.

                  (b) The determination shall be made:

                  (1) If there are two or more disinterested directors, by the Board of Directors by a majority vote of all the disinterested directors (a majority of whom for this purpose shall constitute a quorum), or by a majority of the members of a committee of two or more disinterested directors appointed by such a vote;

                  (2) By special legal counsel:

                  (A) Selected in the manner prescribed in paragraph (1) above;
                  or

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                  (B) If there are fewer than two disinterested directors,
                  selected by the Board of Directors (in which selection directors who do not qualify as disinterested directors may participate); or

                  (3) By the shareholders, but shares owned by or voted under the control of a director who at the time does not qualify as a disinterested director may not be voted on the determination.

                  (c) Authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible, except that if there are fewer than two disinterested directors or if the determination is made by special legal counsel, authorization of indemnification shall be made by those entitled under subsection (b)(2)(B) of this Section to select special legal counsel.

                  SECTION 6. Officers.

                  (a) The Corporation shall indemnify and advance expenses under this Article to an officer of the Corporation who is a party to a proceeding because the officer is an officer of the
                  Corporation:

                  (1) To the same extent as a director; and

                  (2) If the person is an officer but not a director, to such further extent as may be provided by the Articles of Incorporation, these Bylaws, a resolution of the Board of Directors, or contract except for:

                  (A) Liability in connection with a proceeding by or in the right of the Corporation other than for reasonable expenses incurred in connection with the proceeding; or

                  (B) Liability arising out of conduct that constitutes:

                  (i) Receipt by the officer of a financial benefit to which the officer is not entitled;

                  (ii) An intentional infliction of harm on the Corporation or the shareholders; or

                  (iii) An intentional violation of criminal law.

                  (b) Subsection (a)(2) of this Section shall apply to an officer who is also a director if the basis on which the officer is made a party to the proceeding is an act or omission solely as an officer.

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                  (c) An officer of the Corporation who is not a director is entitled to mandatory indemnification under Section 3 of this Article, to the same extent to which a director may be entitled to indemnification or advance for expenses under such provisions.

                  (d) Notwithstanding the foregoing, expenses incurred in a proceeding authorized by the Board of Directors and brought in the first instance directly by the Corporation (and not on a derivative basis) against any present or former officer may, but are not required to be, advanced by the Corporation before the final disposition of a proceeding if the officer delivers to the Corporation the written undertakings described in subsection 4(a) above, and as authorized in the specific case upon a determination that the advance of funds to the officer is proper in the circumstances because such officer has met the applicable standard of conduct set forth in Section 2 above.

                  SECTION 7. Insurance. The Corporation may purchase and maintain insurance on behalf of an individual who is a director or officer of the Corporation, or who, while a director or officer of the Corporation, serves at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity, against liability asserted against or incurred by the director or officer in that capacity or arising from the director's or officer's status as a director or officer, whether or not the Corporation would have power to indemnify or advance expenses to the director or officer against the same liability under this Article.

                  SECTION 8. Fullest Extent Permitted By Law. The rights to indemnification provided by these Bylaws shall be in addition to and not in limitation of all other rights to which such Person may be entitled and shall provide indemnification to the fullest extent permitted by law except as limited by
                  Section 6(d) above, and shall continue as to a Person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such Person.

                  SECTION 9. Amendment. Any amendment to this Article shall not adversely affect the rights of a Person to indemnification or advance of funds for acts or omissions occurring prior to the date of such amendment. Notwithstanding anything to the contrary contained herein, the rights to indemnification and advance for expenses provided by these Bylaws are subject to any applicable limitations imposed by Section 18(k) of the Federal Deposit Insurance Act and the regulations issued thereunder by the Federal Insurance Corporation.




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                  Resolved, that Article XXI be deleted and replaced in its
entirety as follows:

                                     Auditor

                  SECTION 1. Appointment. The Board of Directors or the Audit Committee if authorized by the Board of Directors may at any meeting, appoint some person, firm or corporation engaged in the business of auditing to act as auditor. The Board of Directors may seek to have the stockholders ratify the appointment of any auditor selected by the Board of Directors or the Audit Committee.

                  SECTION 2. Duties. The auditor shall perform such duties and provide such reports as are requested by the Board of Directors or any Audit Committee of the Board of Directors.

                  Resolved, that Article XXII be deleted and replaced in its entirety as follows:


                                    Amendments to Bylaws

                  SECTION 1. Procedure to Amend. Except when a greater vote is required by these Bylaws, these Bylaws may be altered, amended or repealed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors, subject to repeal or change by action of the stockholders taken in accordance with this Article XXII. The Bylaws, or any provision thereof, may be repealed or changed by action of the stockholders at a duly called and noticed annual or special meeting, if (i) one of the purposes of such meeting set forth in the notice therefor is to repeal or change the Bylaws, (ii) the notice or accompanying proxy materials set forth with specificity the proposed changes to the Bylaws to be voted upon at the annual or special meeting,
                  (iii) the proposal to repeal or change the Bylaws complies with all other requirements of the Bylaws, and (iv) such proposal to repeal or change the Bylaws is approved by the stockholders at such meeting.





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